Rule 497(d)

                                     FT 761

                  Nasdaq-100(R) Securities Portfolio, Series 5

              Supplement to the Prospectus dated September 25, 2003

         Notwithstanding anything to the contrary in the Prospectus, the additional volume concession equal to .30% of the Public Offering Price per Unit available to dealers and other selling agents who purchase at least $100,000 worth of Units on the Initial Date of Deposit or $250,000 on any day thereafter or if they were eligible to receive a similar concession in connection with sales of similarly structured trusts sponsored by the Sponsor which are currently in the initial offering period shall be available to all dealers and selling agents regardless of the number of Units sold by such persons. In addition, the security code for the Trust is 63572.

November 7, 2003